Review of Third Quarter 2024 Earnings Call Presentation Dated November 6, 2024 November 12, 2024 Invesco Mortgage Capital Inc. David Lyle Chief Operating Officer Brian Norris Chief Investment Officer The Citizens JMP Financial Services Conference

Cautionary Notice Regarding Forward-Looking Statements 2 This presentation may include statements and information that constitute “forward-looking statements” within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements include our views on the risk positioning of our portfolio, domestic and global market conditions (including the mortgage-backed securities, residential and commercial real estate markets), the market for our target assets, our financial performance, including our earnings available for distribution, economic return, comprehensive income and changes in our book value, our intention and ability to pay dividends, our ability to continue performance trends, the stability of portfolio yields, interest rates, credit spreads, prepayment trends, financing sources, cost of funds, our leverage and equity allocation. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks identified under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K and quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s website at www.sec.gov. All written or oral forward-looking statements that we make, or that are attributable to us, are expressly qualified by this cautionary notice. We expressly disclaim any obligation to update the information in any public disclosure if any forward-looking statement later turns out to be inaccurate. Invesco Mortgage Capital Inc.

Agency RMBS 87.0% Agency CMBS 11.5% Agency CMO 1.2% Credit Portfolio 0.3% Agency RMBS 85.1% Agency CMBS 4.4% Agency CMO 8.5% Credit Portfolio 2.0% $857 million Q3 2024 Results 3 Investment Allocation1 Equity Allocation $5.9 billion Financial results • Net income per common share of $0.63 • Earnings available for distribution per common share of $0.682 • Book value per common share of $9.373 • Dividend per common share of $0.40 • Economic return of 5.4%3 Company activity • Announced our intention to redeem Series B Preferred Stock on December 27, 2024 • Issued $88.5 million of common stock under the at-the-market program • Repurchased Series C Preferred Stock with a carrying value of $1.6 million • Held $521 million of unrestricted cash and unencumbered investments at quarter end 1. Agency RMBS includes specified pools at fair value. Credit portfolio includes non-Agency CMBS and non-Agency RMBS 2. Earnings available for distribution is a non-GAAP financial measure. Refer to Appendix for additional information 3. Refer to Appendix for additional information Past performance is not a guarantee of future results

$2.2 $2.4 $2.6 $2.8 1/24 3/24 5/24 7/24 9/24 Fed MBS Holdings US Bank MBS Holdings 4.5% 4.7% 4.9% 5.1% 5.3% 5.5% 5.7% 1/24 3/24 5/24 7/24 9/24 Agency MBS Repo 1 Month SOFR 3 Month SOFR Macro Environment Interest rates fell across the yield curve as investors anticipated monetary policy easing, and spreads on repurchase agreements moved sharply wider at quarter end before normalizing in October 4 Treasury Yields Money Market Rates 3.0% 3.5% 4.0% 4.5% 5.0% 0 yr 5 yr 10 yr 15 yr 20 yr 25 yr 30 yr 12/31/2023 6/30/2024 9/30/2024 10/31/2024 Federal Funds Futures 2.5% 3.5% 4.5% 5.5% 10/24 4/25 10/25 4/26 10/26 4/27 12/31/2023 6/30/2024 9/30/2024 10/31/2024 Current Data as of 10/31/2024 Sources: Bloomberg, JP Morgan and Federal Reserve Economic Data Agency MBS Holdings (in trillions)

Spread to Treasuries2 (basis points) 90 105 120 135 150 1/24 3/24 5/24 7/24 9/24 -2.0% 0.0% 2.0% 4.0% 6.0% 1/24 3/24 5/24 7/24 9/24 FN 5.5% FN 6.0% G2 5.5% G2 6.0% 1M SOFR $0.0 $0.5 $1.0 $1.5 $2.0 1/24 3/24 5/24 7/24 9/24 FN 4.0% FN 4.5% FN 5.0% FN 5.5% Performance vs. Treasuries1 (basis points) -100 -50 0 50 100 1/24 3/24 5/24 7/24 9/24 Agency RMBS Market Valuations improved in the 3rd quarter as interest rates fell and the yield curve steepened, but have weakened recently due to increased interest rate volatility 5 Specified Pool Pay-ups ($200k max, in points) Dollar Roll Implied Financing Rate 1. 30 year current coupon hedged performance vs. Treasuries 2. 30 year current coupon zero volatility spread to Treasuries Data as of 10/31/2024 Sources: Bloomberg, JP Morgan

Agency RMBS Investments 0% 10% 20% 30% 4.0% 4.5% 5.0% 5.5% 6.0% 12/31/23 6/30/24 9/30/24 6 Coupon Allocation • Agency RMBS investment portfolio increased 12% to $5.1 billion in Q3 2024 ◦ Invested proceeds of ATM issuance into higher coupon specified pools ◦ Rotated $200 million Agency TBA into 30-year 6% specified pools ◦ Sold lower coupon specified pools to reinvest into Agency CMBS ◦ Maintained preference for loan balance characteristics given more predictable prepayment profile • Q3 2024 specified pool characteristics ◦ 6.5% CPR ◦ Weighted average coupon of 5.2% ◦ Amortized cost to principal balance ratio of 97.9% ◦ Period-end weighted average specified pool pay-up of 0.7 points Specified Pool Allocation 0% 10% 20% 30% 40% 50% TBA Loan Balance Geographic Location Low Credit Score High LTV 12/31/23 6/30/24 9/30/24 Agency RMBS investment portfolio includes specified pools at fair value and TBAs at implied cost.

40 50 60 70 80 1/24 3/24 5/24 7/24 9/24 11/24 Agency CMBS Investments 7 Allocation • Added $214 million of Fannie DUS and $61 million of Freddie Multi PCs in Q3 2024 • Agency CMBS benefits from: ◦ Guarantee of principal and interest from the issuing agency or federally chartered corporation ◦ Less sensitive to interest rate volatility than Agency RMBS given prepayment protection and balloon payments at maturity ◦ Favorable financing terms with multiple counterparties • Agency CMBS risk premiums increased slightly over the quarter given elevated new issuance Spread to Treasuries (basis points) Fannie DUS 10/9.5 spread data as of 11/1/2024 Source: JP Morgan DataQuery Fannie DUS 74% Freddie Multi PCs 26% $675 million

Agency CMO and Credit Investments 8 • Non-Agency CMBS investment is collateralized by loans benefitting from property type diversification • Favorable subordination levels support credit investment valuations Agency CMO Allocation Non-Agency CMBS 56% Non-Agency RMBS 44% $18 million 30 Year 2.0% 9% 30 Year 2.5% 59% 30 Year 3.0% 14% 30 Year 3.5% 18% $73 million • Q3 2024 Agency CMO characteristics ◦ All investments are interest only securities ◦ 5.8% CPR ◦ Period-end weighted average yield of 9.91% ◦ Period-end weighted average coupon of 2.58% Credit Allocation

Financing & Hedging 1. Chart reflects carrying value of repurchase agreement borrowings and total hedge notional (notional amount of interest rate swaps and U.S. Treasury futures) 2. Represents period-end weighted average as of September 30, 2024 3. Economic debt-to-equity ratio is a non-GAAP financial measure. Refer to Appendix for additional detail 9 Cost of Funds Protection1 (in billions) • Financed Agency RMBS and Agency CMBS investments with repurchase agreements across 20 counterparties • Hedged 83% of borrowing costs with $3.8 billion notional pay-fixed / receive-floating interest rate swaps and $490 million notional U.S. Treasury futures at quarter end • Debt-to-equity ratio of 6.1x and economic debt-to-equity ratio3 of 6.1x at quarter end 40% 50% 60% 70% 80% 90% 100% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Jun-23 Sept-23 Dec-23 Mar-24 Jun-24 Sept-24 Repurchase Agreements Hedge Notional Hedge Ratio (RHS) Maturities Notional Amount ($ millions) Fixed Pay Rate2 Floating Receive Rate2 Years to Maturity2 Less than 3 years 1,730 1.93% 4.96% 2.1 3 to 5 years 575 0.33% 4.96% 3.4 5 to 7 years 950 0.54% 4.96% 5.8 7 to 10 years 100 3.61% 4.96% 9.3 10+ years 435 1.84% 4.96% 19.0 Total 3,790 1.37% 4.96% 5.4 Swap Portfolio Composition

Appendix - Non-GAAP Financial Information 10 The Company's business objective is to provide attractive risk-adjusted returns to its stockholders, primarily through dividends and secondarily through capital appreciation. The Company uses earnings available for distribution as a measure of its investment portfolio’s ability to generate income for distribution to common stockholders and to evaluate its progress toward meeting this objective. The Company calculates earnings available for distribution as U.S. GAAP net income (loss) attributable to common stockholders adjusted for (gain) loss on investments, net; realized (gain) loss on derivative instruments, net; unrealized (gain) loss on derivative instruments, net; TBA dollar roll income; gain on repurchase and retirement of preferred stock; foreign currency gains (losses), net and amortization of net deferred (gain) loss on de-designated interest rate swaps. By excluding the gains and losses discussed above, the Company believes the presentation of earnings available for distribution provides a consistent measure of operating performance that investors can use to evaluate its results over multiple reporting periods and, to a certain extent, compare to its peer companies. However, because not all of the Company's peer companies use identical operating performance measures, the Company's presentation of earnings available for distribution may not be comparable to other similarly titled measures used by its peer companies. The Company excludes the impact of gains and losses when calculating earnings available for distribution because (i) when analyzed in conjunction with its U.S. GAAP results, earnings available for distribution provides additional detail of its investment portfolio’s earnings capacity and (ii) gains and losses are not accounted for consistently under U.S. GAAP. Under U.S. GAAP, certain gains and losses are reflected in net income whereas other gains and losses are reflected in other comprehensive income. For example, a portion of the Company's mortgage-backed securities are classified as available-for-sale securities, and changes in the valuation of these securities are recorded in other comprehensive income on its condensed consolidated balance sheets. The Company elected the fair value option for its mortgage-backed securities purchased on or after September 1, 2016, and changes in the valuation of these securities are recorded in other income (loss) in the condensed consolidated statements of operations. In addition, certain gains and losses represent one-time events. The Company may add and has added additional reconciling items to its earnings available for distribution calculation as appropriate. To maintain qualification as a REIT, U.S. federal income tax law generally requires that the Company distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because the Company views earnings available for distribution as a consistent measure of its investment portfolio's ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that the Company's board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of the Company's taxable income, a guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs. Earnings available for distribution is an incomplete measure of the Company's financial performance and there are other factors that impact the achievement of the Company's business objective. The Company cautions that earnings available for distribution should not be considered as an alternative to net income (determined in accordance with U.S. GAAP) or as an indication of the Company's cash flow from operating activities (determined in accordance with U.S. GAAP), a measure of the Company's liquidity or as an indication of amounts available to fund its cash needs.

Appendix - Non-GAAP Financial Information 11 The table below provides a reconciliation of U.S. GAAP net income (loss) attributable to common stockholders to earnings available for distribution for the following periods: $ in thousands, except per share data September 30, 2024 June 30, 2024 September 30, 2023 Net income (loss) attributable to common stockholders $ 35,271 $ (18,766) $ (74,024) Adjustments: (Gain) loss on investments, net (165,168) 45,212 224,897 Realized (gain) loss on derivative instruments, net 172,797 22,344 (84,565) Unrealized (gain) loss on derivative instruments, net (4,569) (7,335) 5,002 TBA dollar roll income 39 1,078 - Gain on repurchase and retirement of preferred stock (25) (208) (347) Amortization of net deferred (gain) loss on de-designated interest rate swaps - - (1,810) Subtotal 3,074 61,091 143,177 Earnings available for distribution $ 38,345 $ 42,325 $ 69,153 Basic income (loss) per common share $ 0.63 $ (0.38) $ (1.62) Earnings available for distribution per common share 1 $ 0.68 $ 0.86 $ 1.51 Three Months Ended 1. Earnings available for distribution per common share is equal to earnings available for distribution divided by the basic weighted average number of common shares outstanding.

Appendix - Non-GAAP Financial Information 12 The table below provides the components of earnings available for distribution for the following periods: $ in thousands, except per share data September 30, 2024 June 30, 2024 September 30, 2023 Interest income $ 73,825 $ 68,028 $ 75,132 Interest expense 66,315 59,393 65,701 Net interest income 7,510 8,635 9,431 Less: Amortization of net deferred (gain) loss on de-designated interest rate swaps - - (1,810) Add: Contractual net interest income (expense) on interest rate swaps recorded as gain (loss) on derivative instruments, net 40,883 43,271 72,126 Effective net interest income 48,393 51,906 79,747 TBA dollar roll income 39 1,078 - Equity in earnings (losses) of unconsolidated ventures - - 2 (Increase) decrease in provision for credit losses 80 (263) (43) Total expenses (4,693) (4,888) (4,781) Subtotal 43,819 47,833 74,925 Dividends to preferred stockholders (5,474) (5,508) (5,772) Earnings available for distribution 38,345$ 42,325$ 69,153$ Basic income (loss) per common share 0.63$ (0.38)$ (1.62)$ Earnings available for distribution per common share 1 0.68$ 0.86$ 1.51$ 1. Earnings available for distribution per common share is equal to earnings available for distribution divided by the basic weighted average number of common shares outstanding.

Appendix - Definitions 13 Agency CMO – Interest Only - An interest only security is created by separating the principal and interest portions of the payments on the underlying loan pool and selling them as distinct products. The investor in the interest only security benefits when the prepayment rate on the underlying debt is low and interest rates are rising. Agency RMBS – Residential mortgage-backed securities ("RMBS") that are guaranteed by a U.S. government agency such as the Government National Mortgage Association ("Ginnie Mae") or a federally chartered corporation such as the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") Book value per common share – Total stockholders' equity less the liquidation preference of the Company's Series B Preferred Stock ($106.2 million) and Series C Preferred Stock ($181.9 million), divided by total common shares outstanding Credit portfolio – Investments in non-Agency CMBS and non-Agency RMBS are included in credit portfolio CPR – The constant prepayment rate is the standard measure of prepayment speeds, also known as the conditional prepayment rate Dollar Roll Implied Financing Rate – The reinvestment rate at which an investor is indifferent between rolling a TBA contract forward and holding MBS Economic return – Economic return for quarter ended September 30, 2024 is defined as the change in book value per common share from June 30, 2024 to September 30, 2024 of $0.10 plus dividends declared of $0.40 per common share; divided by the June 30, 2024 book value per common share of $9.27 Economic debt-to-equity ratio – A non-GAAP financial measure calculated as the ratio of total repurchase agreements ($5.2 billion as of September 30, 2024) and TBAs at implied cost basis ($0 as of September 30, 2024) to total stockholders' equity ($857.0 million as of September 30, 2024) Non-Agency CMBS – Commercial mortgage-backed securities that are not guaranteed by a U.S. government agency or a federally chartered corporation Non-Agency RMBS – Residential mortgage-backed securities that are not guaranteed by a U.S. government agency or a federally chartered corporation The Secured Overnight Financing Rate (SOFR) – A broad measure of the cost of borrowing cash overnight collateralized by Treasury securities 1 month and 3 month SOFR – Indices published by the Chicago Mercantile Exchange (CME) that provide an indication of the forward-looking measurement of overnight SOFR, based on market expectations for their respective tenors implied from derivatives markets TBAs – To-be-announced securities forward contracts